Exhibit 99.1

bridgebio pharma, inc. announces proposed offering of $350 million convertible senior notes

04.03.2020 at 7:00 AM EST

PALO ALTO, Calif., March 04, 2020 (GLOBE NEWSWIRE) — BridgeBio Pharma, Inc. (Nasdaq: BBIO) (the “Company,” “we” or “BridgeBio”) announced today that it intends to offer, subject to market conditions and other factors, $350 million aggregate principal amount of convertible senior notes due 2027 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company expects to grant the initial purchasers an option to purchase up to an additional $52.5 million aggregate principal amount of notes.

The final terms of the notes, including the initial conversion rate, interest rate and certain other terms, will be determined at the time of pricing. The notes will bear interest semi-annually and will mature on March 15, 2027, unless earlier converted or repurchased in accordance with their terms. Prior to December 15, 2026, the notes will be convertible only upon satisfaction of certain conditions and during certain periods. Thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The notes will be convertible at the option of holders, subject to certain conditions and during certain periods, into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, with the form of consideration determined at the Company’s election. Holders of the notes will have the right to require the Company to repurchase all or a portion of their notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain events.

When issued, the notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s unsecured indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

In connection with the pricing of the notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates or other financial institutions (the “option counterparties”). These capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction of potential dilution and/or offset of cash payments subject to a cap.

The Company has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the notes and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and are likely to do so following any conversion of the notes or any repurchase of the notes by the Company on any fundamental change repurchase date, in each case, if the Company exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability of holders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares of the Company’s common stock, if any, and value of the consideration that holders will receive upon conversion of the notes.

Further, if any such capped call transactions fail to become effective, whether or not the offering of notes is completed, the option counterparties or their respective affiliates may unwind their hedge positions with respect to the Company’s common stock, which could adversely affect the value of the Company’s common stock and, if the notes have been issued, the value of the notes.

The Company intends to use a portion of the net proceeds from the offering of the notes to pay the cost of the capped call transactions, and up to $75 million of the net proceeds to repurchase shares of its common stock and one or more existing stockholders of the Company may purchase shares of the Company’s common stock (in addition to, or in lieu of, all or a portion of such amount repurchased by the Company), in each case, from certain purchasers of the notes in privately negotiated transactions effected through one or more of the initial purchasers or an affiliate thereof concurrently with the pricing of the notes (such transactions, the “share purchases”). The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes, including for our commercial organization and launch preparations. The Company may also use any remaining net proceeds to fund possible acquisitions of, or investments in, complementary businesses, products, services and technologies. The Company has not entered into any agreements or commitments with respect to any material acquisitions or investments at this time. These expectations are subject to change. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions.

The Company expects the purchase price per share of its common stock in the share purchases to equal the last reported sale price per share of its common stock on the Nasdaq Global Select Market as of the date of the pricing of the notes. The share purchases could increase (or reduce the size of any decrease in) the market price of the Company’s common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes. The notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes and the common stock issuable upon conversion of the notes, if any, are not being registered under the Securities Act, or the securities laws of any other jurisdiction. The notes and the common stock issuable upon conversion of the notes, if any, may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About BridgeBio

BridgeBio is a team of experienced drug discoverers, developers and innovators working to create life-altering medicines that target well-characterized genetic diseases at their source. BridgeBio was founded in 2015 to identify and advance transformative medicines to treat patients who suffer from Mendelian diseases, which are diseases that arise from defects in a single gene, and cancers with clear genetic drivers. BridgeBio’s pipeline of over 20 development programs includes product candidates ranging from early discovery to late-stage development.

Forward-Looking Statements

This press release contains forward-looking statements. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to: whether we will offer and issue the notes and the terms of the notes; the anticipated use of the net proceeds of the offering; expectations regarding the effect of the share purchases and the capped call transactions and regarding actions of the option counterparties and their respective affiliates; and whether the capped call transactions will become effective, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.

Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our most recent Annual Report on Form 10-K and our other SEC filings. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Grace Rauh

BridgeBio Pharma, Inc.

Grace.rauh@bridgebio.com

(917) 232-5478

Source: BridgeBio Pharma, Inc.